Semiannual Report
                  EQUITY
                  MARKET
                  INDEX FUNDS
                  JUNE 30, 2000


T. ROWE PRICE

Report Highlights
--------------------------------------------------------------------------------
Equity Market Index Funds

 .    A volatile equity market produced broadly mixed results during the first half of 2000.

 .    After five years of outstanding gains, the Equity Index 500 Fund posted a modest loss in the first half.

 .    In keeping with its benchmark, the Total Equity Market Index Fund had a small negative return for the half year.

 .    The Extended Equity Market Index Fund enjoyed a slightly positive return in a difficult period.

 .    Corporate earnings are strong, but stock valuations remain high and above-average volatility could continue.


UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

The Federal Reserve continued to raise interest rates during the six months ended June 30, 2000, in an effort to slow a fast-paced economy. After nearly a year of ignoring the effects of rate hikes, investors finally reacted, selling off more-speculative technology investments and rotating through the stocks of companies that appeared to have more solid short-term prospects. The activity heightened volatility, spurring large single-day gains and losses among stocks and indices. By the end of the period, the funds' benchmarks had all posted weak results.


MARKET ENVIRONMENT

The past six months were a roller-coaster ride in the equity markets. The year started with renewed concerns about the economy overheating, as first-quarter GDP growth steamed ahead at a 5.4% rate. The Fed indicated that it viewed this growth as unsustainable and inflationary, and indeed, signs of inflation became evident in labor costs and basic goods. The central bank responded by raising the federal funds target rate three times in the first half of 2000 by a total of 100 basis points (which is equivalent to a full percent), the most recent move being a 50-basis-point hike on May 16. Since beginning its tightening program in early 1999, the Fed has raised short-term rates by 175 basis points, to 6.5%.

With rates rising and signs of inflation still surfacing, investors became troubled that even more rate hikes might be in store and seemed increasingly uncomfortable with the high valuations on speculative companies. Technology-related firms that offered more promise than profits--generally the market's biggest winners in 1999--sold off sharply in March, April, and May of 2000. The software segment of the tech universe was particularly deflated by Microsoft's antitrust battles with the Justice Department.

Because so much investor attention has lately been focused on technology-related industries, the market as a whole weakened in sync with the dramatic tech sell-off. For example, many banks and other financials sagged as rates rose, and major retailers struggled as

WILSHIRE 5000 RETURNS BY SECTOR

Periods Ended 6/30/00                          6 Months             12 Months
--------------------------------------------------------------------------------
  Basic Materials                               -21.14%               -19.91%

  Business Services                              -7.25                -13.40

  Consumer Discretionary                         -4.04                  2.95

  Consumer Nondurables                           -6.77                -13.61

  Durable Goods                                  -6.97                -16.19

  Energy                                         12.72                 11.35

  Financial                                      -1.98                 -9.93

  Health Care                                    23.75                 18.07

  Industrial                                     -2.28                  8.59

  Miscellaneous                                  32.84                 16.63

  Retail                                        -15.00                 -8.02

  Technology                                      0.02                 40.95

  Telecommunications                            -12.33                 -8.23

  Transportation                                 -4.53                -17.20

  Utilities                                       8.81                 -2.09

investors feared that higher rates would dampen consumer spending. However, the market's decline didn't last. In the wake of the 50-basis-point hike in May and tamer economic reports in June, investors grew more confident that the Fed was nearing the end of its tightening program, and pushed stock prices up again in a variety of industries.

This time, however, investors were more selective. When tech stocks rebounded strongly in June, for example, the winners tended to be stable companies with strong earnings and cash flow, while firms with less attractive prospects bottomed out. The trend was noticeable in the telecommunications field, as equipment makers surged on tremendous demand for their products, but service providers, such as the baby bells, slid as their earnings came under pressure. Likewise in other areas of the market, investors preferred more moderately priced stocks with reliable, if not spectacular, earnings growth projections. For this reason, pharmaceuticals and selected consumer issues did well. The excitement surrounding the Human Genome Project also increased interest in the biotechnology sector. Financial services rebounded as the rate environment stabilized.

While value stocks in general underperformed growth stocks, some lower-priced issues with positive prospects benefited from renewed investor focus on valuation. The stock prices of companies in the energy sector, for example, rallied on high oil prices. Moderately priced insurance stocks also advanced as a whole.

Major market trends largely canceled one another out, leading to mostly flat returns. A larger concern for us was the extreme day-to-day

PORTFOLIO CHARACTERISTICS
                                                                   Extended
                            Equity           Total Equity            Equity
As of 6/30/00            Index 500           Market Index      Market Index
--------------------------------------------------------------------------------

Market Cap
(Investment-
Weighted Median)     $91.3 billion          $45.8 billion      $2.6 billion

Earnings Growth
Rate Estimated
Next 5 Years*                14.7%                  15.8%             25.0%

P/E Ratio (Based
on Next 12 Months'
Estimated Earnings)          30.0X                  33.5X             55.9X

*Forecasts are based on T. Rowe Price research and are in no way an indication of future investment returns.


volatility within the markets. We have noted in past reports that the number of days in which the Standard & Poor's 500 Stock Index moves up or down 1% or more has risen dramatically in recent years. In 1995, only 5% of the trading days resulted in such a large move; by 1998, that proportion was above 30%, and in the first half of 2000, it was 42%. It is important to maintain a long-term perspective when going through times of such extensive daily price fluctuations.



EQUITY INDEX 500 FUND

For the six months ended June 30, 2000, your fund posted a return of -0.54%. Reflecting a strong rally in 1999, its 12-month return was 6.97%. These outcomes closely tracked those of the S&P 500, trailing slightly because of the fund's annual operating and management expenses, which the index does not incur.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 6/30/00                          6 Months          12 Months
--------------------------------------------------------------------------------
Equity Index 500 Fund                            -0.54%              6.97%

S&P 500                                          -0.43               7.24

At 33% of assets (up from 30% in December), technology stocks continued to dominate the performance of the index and your fund. Technology's spectacular nosedive in the spring, and its equally stunning late-period rally, certainly added drama to the period, but ultimately the sector's results were mostly flat. Internet stocks gave back much of their 1999 gains. Yahoo! and America Online led the decline with losses of 42.75% and 30.16%, respectively. However, a select group of the larger, more financially sound tech stocks bucked the trend, with semiconductors leading the sector. Among the top-performing semiconductor holdings were Intel (up 62.55%), Micron Technology (126.53%), and Advanced Micro Devices (166.95%). Software companies suffered persistent losses, spurred by the antitrust penalties being proposed for Microsoft. Not surprisingly, Microsoft was the largest detractor from fund performance during the period.

Health care stocks performed best of all sectors and added much to performance. Pharmaceuticals were especially strong, as investors were drawn to their steady earnings growth and reliable cash flow. Three of the best-performing stocks in the category were Pfizer, Warner-Lambert (which was ultimately acquired by Pfizer), and Eli Lilly. These gains were offset by weakness in other sectors. Telephone utilities were especially weak as they struggled with severe competitive and pricing pressures. For example, AT&T was off 36.82%.

----------------------
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

Percent of                                                        Extended
Equities                     Equity       Total Equity              Equity
As of 6/30/00             Index 500       Market Index        Market Index
--------------------------------------------------------------------------------

Basic Materials              2.6%            2.5%                  2.4%
 ................................................................................

Business Services            0.6             1.5                   4.0
 ................................................................................

Consumer Discretionary       4.5             5.3                   7.9
 ................................................................................

Consumer Nondurables         5.6             4.9                   2.3
 ................................................................................

Durable Goods                1.1             2.1                   5.2
 ................................................................................

Energy                       5.9             4.7                   3.5
 ................................................................................

Financial                   12.8            12.9                  11.2
 ................................................................................

Health Care                 12.2            11.5                   9.4
 ................................................................................

Industrial                   6.2             5.3                   1.9
 ................................................................................

Miscellaneous                0.2             0.2                   0.4
 ................................................................................

Retail                       5.6             5.1                   2.7
 ................................................................................

Technology                  33.4            34.7                  39.6
 ................................................................................

Telecommunications           6.8             6.4                   5.2
 ................................................................................

Transportation               0.6             0.8                   1.3
 ................................................................................

Utilities                    1.8             2.1                   3.0
 ................................................................................

Total                        100%            100%                  100%

Merger activity and market volatility once again produced a significant number of changes in the S&P 500 during the first half. In the health care field, Warner-Lambert exited when it was purchased by Pfizer; Pharmacia & Upjohn and Monsanto both left the index as their merger created a new firm called Pharmacia. Among energy stocks, Atlantic Richfield was deleted after it was bought by BP Amoco. A number of cyclical companies, such as Fleetwood Enterprises and Foster Wheeler, found themselves edged out of the portfolio after years of underperforming higher-growth stocks.

Despite the overall weakness of technology companies in 2000, a large number found their way into the index: 15 of the 25 new stocks in the index were tech companies. Semiconductor stocks are especially well represented now with the addition of Broadcom, Maxim, Conexant Systems, Linear Technology, and others. Several software stocks joined the benchmark as well, such as Siebel Systems and Veritas Software. Two additions from the rapidly growing biotechnology sector were Biogen and MedImmune.


TOTAL EQUITY MARKET INDEX FUND

For the six and 12 months ended June 30, your fund posted returns of -0.68% and 9.45%, respectively. The fund tracked the Wilshire 5000 Total Market Index fairly closely.

PERFORMANCE COMPARISON

Periods Ended 6/30/00                         6 Months         12 Months
--------------------------------------------------------------------------------

Total Equity Market
Index Fund                                      -0.68%             9.45%
 ................................................................................

Wilshire 5000
Total Market Index                              -0.82              9.54
 ................................................................................


What's true of the performance for the Equity Index 500 Fund is also true for this fund, since most of the companies in the S&P are in the Wilshire 5000, and the large companies in both indexes tend to drive performance. Like the S&P 500, the Wilshire 5000's results were largely mixed. This index's technology holdings fared a bit worse, because the Wilshire 5000 contains several more-speculative technology companies that were especially harmed during the spring decline. Amazon.com, for example, suffered a 52.32% loss on mounting reports that retail Internet businesses were finding it difficult to turn a profit. CMGI, a venture capital firm that specializes in technology start-ups, sank by 66.9%.

Not all tech stocks proved problematic, though. As mentioned in the Equity Index 500 report, semiconductor stocks performed especially well, and certain promising equipment stocks like Internet infrastructure company Juniper Networks turned in fine performances. This index also benefited more than the S&P from a modest rally in the broader small-cap market. Leading small-cap performers were the semiconductor stocks IXYS, Hytek Microsystems, and Elantec Semiconductors.

Assets have grown about 15% during the past six months, the result of new investments. Higher asset levels make it easier for us to track our index via our sampling techniques. The portfolio now contains approximately 1,800 securities, compared with about 1,500 six months ago.


EXTENDED EQUITY MARKET INDEX FUND

Your fund posted a return of 0.14% in the first half of 2000, in keeping with the Wilshire 4500 Index less expenses. The 12-month return of 20.37%, while quite strong, trailed the Wilshire 4500 by a bit more than expenses due to some tracking error experienced by the fund in late 1999.

PERFORMANCE COMPARISON

Periods Ended 6/30/00                      6 Months        12 Months
--------------------------------------------------------------------------------
  Extended Equity Market
  Index Fund                                  0.14%           20.37%
 ................................................................................

  Wilshire 4500                               0.42            22.19
 ................................................................................


Because of the large number of companies in the Wilshire 4500, the fund uses sampling strategies to match the index, rather than buying every one of its 6,000+ component stocks. When sampling, we build a portfolio that maintains essentially the same characteristics as the index, including its sector breakdown, price-to-earnings ratio, and several other factors. During the last two months of 1999 and first two months of 2000, technology stocks performed very well, particularly those of young, newly public companies. While we held many of these types of stocks at year-end, we were a bit underweighted in them versus older technology companies. This created some underperformance toward the end of 1999 and very early in 2000. In January, we made an effort to make sure the fund was exposed to the new stocks to the same extent as the index and, as a result, tracking error has been reduced for most of 2000.

During the first half of the year, assets rose steadily, and as of June 30 they were roughly 80% greater than at year-end. Most of the growth was from new purchases rather than performance. We used the new money to increase the number of holdings in the portfolio from about 1,900 to roughly 2,700 during the period. This change helped to minimize tracking error and should allow us to better track our benchmark in the future.

Trends in our benchmark underscore how dramatically the technology sector has broadened in recent years, with hundreds of new companies operating in industries not even imagined decades ago. Despite slightly negative performance in the first half, the sector remains by far the largest in the Wilshire 4500. In addition, most of the companies going public even in the tougher initial public offering market of 2000 were technology companies.

While technology stocks as a group were lackluster, similar to the large-cap tech stocks discussed in the Equity Index 500 section, performance within the sector varied. Semiconductor and communications equipment issues did very well, while Internet and information services stocks did poorly. The market tended to favor companies that were already making money or at least seemed likely to, and stocks that had been market darlings despite lacking profits were abandoned. As noted in the Total Market Index Fund section above, companies like Amazon.com fell out of favor.

Among other sectors, health care, utility, and energy stocks did well during the first half of 2000 as well. While many health care stocks advanced, biotechnology stood out as the prospects for companies involved in genetics research improved. Among utility stock winners were those with new business models as deregulation unfolds and those with exciting new technologies for energy generation. For example, Calpine, a fast-growing independent power producer, was up a stunning 105.47%, and Dynegy, a leading marketer of energy products and services, rose 98.91%. Energy stocks advanced as energy prices went up. Telecommunications stocks and consumer stocks fared poorly.


OUTLOOK

After several years of strong gains among large-cap stocks, we were not surprised to see the S&P 500 take a breather. In fact, we found it very encouraging that the rampant speculation that characterized 1999's market cooled somewhat in the first half. We were also encouraged to see investors turn some attention to attractive smaller companies that had been forgotten in the rush to large-caps and Internet start-ups.

While the Fed appears to have been successful in controlling inflation, further rate hikes are a possibility this year, and continuing economic uncertainty, along with high prices in some sectors, could exacerbate market volatility. Yet corporate earnings remain strong throughout the markets and further gains are possible. We recommend that investors maintain a long-term perspective.



Respectfully submitted,


/s/ Kristen F. Culp

Kristen F. Culp
Executive Vice President and
Chairman of the Investment Advisory Committee


/s/ Richard T. Whitney

Richard T. Whitney
President

July 20, 2000

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------

--------------------------
THE EVOLVING S&P 500 INDEX
--------------------------------------------------------------------------------

Changes in the Index in 2000


Additions                                Deletions
--------------------------------------------------------------------------------
NCR                                      Republic New York *
Young & Rubicam                          General Instrument
Harley Davidson                          Fleetwood Enterprises
Biogen                                   Foster Wheeler
Conexant Systems                         Consolidated Natural Gas
Sabre Holdings                           Service Corp. International
Linear Technology                        Monsanto
Pharmacia                                Pharmacia & Upjohn
Veritas Software                         Pep Boys
Altera                                   Atlantic Richfield
Siebel Systems                           CBS
Sapient                                  Reynolds Metals
Maxim Integrated Products                Jostens
American Power Conversion                Mirage Resorts
Agilent Technologies                     NACCO Industries
Starbucks                                Shared Medical Systems
Convergys                                Times Mirror
MedImmune                                Central & South West
Charter One Financial                    MediaOne Group
Novellus Systems                         Champion International
Sanmina                                  Warner-Lambert
Tiffany                                  Silicon Graphics
Mercury Interactive Computers            Milacron
Visteon                                  Ikon Office Solutions
Broadcom                                 GTE




* Republic New York was deleted on December 31, 1999.

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
TWENTY-FIVE LARGEST HOLDINGS
                                                                    Percent of
                                                                    Net Assets
                                                                       6/30/00

Equity Index 500 Fund
--------------------------------------------------------------------------------

GE                                                                       4.2%
Intel                                                                    3.6
Cisco Systems                                                            3.5
Microsoft                                                                3.3
Pfizer                                                                   2.4
--------------------------------------------------------------------------------

Exxon Mobil                                                              2.2
Wal-Mart                                                                 2.0
Oracle                                                                   1.9
Citigroup                                                                1.6
Nortel Networks                                                          1.6
--------------------------------------------------------------------------------

IBM                                                                      1.5
Lucent Technologies                                                      1.5
American International Group                                             1.4
Merck                                                                    1.4
EMC                                                                      1.3
--------------------------------------------------------------------------------

SBC Communications                                                       1.2
Sun Microsystems                                                         1.1
Coca-Cola                                                                1.1
Johnson & Johnson                                                        1.1
Royal Dutch Petroleum                                                    1.0
--------------------------------------------------------------------------------

WorldCom                                                                 1.0
Dell Computer                                                            1.0
Hewlett-Packard                                                          1.0
America Online                                                           1.0
AT&T                                                                     0.9
--------------------------------------------------------------------------------

Total                                                                   43.8%

Note: Table excludes reserves.

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------


PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
TWENTY-FIVE LARGEST HOLDINGS
                                                                     Percent of
                                                                     Net Assets
                                                                        6/30/00

Total Equity Market Index Fund
--------------------------------------------------------------------------------

GE                                                                       3.2%
Cisco Systems                                                            2.7
Intel                                                                    2.7
Microsoft                                                                2.6
Pfizer                                                                   1.8
--------------------------------------------------------------------------------

Exxon Mobil                                                              1.7
Wal-Mart                                                                 1.6
Oracle                                                                   1.5
Citigroup                                                                1.2
IBM                                                                      1.2
--------------------------------------------------------------------------------

Lucent Technologies                                                      1.2
American International Group                                             1.1
Merck                                                                    1.1
EMC                                                                      1.0
SBC Communications                                                       0.9
--------------------------------------------------------------------------------

Sun Microsystems                                                         0.9
Johnson & Johnson                                                        0.9
Coca-Cola                                                                0.9
WorldCom                                                                 0.8
Dell Computer                                                            0.8
--------------------------------------------------------------------------------

Hewlett-Packard                                                          0.8
America Online                                                           0.8
AT&T                                                                     0.7
Bristol-Myers Squibb                                                     0.7
Home Depot                                                               0.7
--------------------------------------------------------------------------------

Total                                                                   33.5%

Note: Table excludes reserves.

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                    Percent of
                                                                    Net Assets
                                                                       6/30/00

Extended Equity Market Index Fund
--------------------------------------------------------------------------------

Berkshire Hathaway                                                       2.0%
JDS Uniphase                                                             1.6
Juniper Networks                                                         1.1
Qwest Communications International                                       0.9
VeriSign                                                                 0.8
--------------------------------------------------------------------------------

Level 3 Communications                                                   0.8
Sycamore Networks                                                        0.6
Cox Communications                                                       0.6
Redback Networks                                                         0.6
Immunex                                                                  0.6
--------------------------------------------------------------------------------

CIENA                                                                    0.6
VoiceStream Wireless                                                     0.5
SDL                                                                      0.5
Brocade Communications Systems                                           0.5
General Motors                                                           0.5
--------------------------------------------------------------------------------

i2 Technologies                                                          0.5
TIBCO Software                                                           0.5
Metromedia Fiber Network                                                 0.5
Ariba                                                                    0.4
E-Tek Dynamics                                                           0.4
--------------------------------------------------------------------------------

Exodus Communications                                                    0.4
eBay                                                                     0.3
Equitable Resources                                                      0.3
Genentech                                                                0.3
Infinity Broadcasting                                                    0.3
--------------------------------------------------------------------------------

Total                                                                   16.1%


Note: Table excludes reserves.

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

EQUITY INDEX 500 FUND
--------------------------------------------------------------------------------

                                    [GRAPH]

                            S&P 500 Stock Index   Equity Index 500 Fund
             Jun-90                10,000                10,000
             Jun-91                10,739                10,677
             Jun-92                12,180                12,039
             Jun-93                13,840                13,586
             Jun-94                14,034                13,726
             Jun-95                17,694                17,255
             Jun-96                22,294                21,681
             Jun-97                30,030                29,114
             Jun-98                39,088                37,763
             Jun-99                47,983                46,260
             Jun-00                51,459                49,483


TOTAL EQUITY MARKET INDEX FUND
--------------------------------------------------------------------------------

                                    [GRAPH]


                                Wilshire 5000       Total Equity
                             Total Market Index    Market Index Fund
            1/30/98                10,000                10,000
             Jun-98                11,484                11,521
             Jun-99                13,734                13,779
             Jun-00                15,045                15,081

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

EXTENDED EQUITY MARKET INDEX FUND


                                    [GRAPH]

                     Wilshire 4500 Index     Extended Equity Market Index
        1/30/98           10,000                      10,000
         Jun-98           11,099                      11,240
         Jun-99           12,271                      12,493
         Jun-00           14,994                      15,038


------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                Since  Inception
Periods Ended 6/30/00               1 Year 5 Years 10 Years Inception       Date
---------------------------------------------------------------------------------
Equity Index 500 Fund                6.97%  23.45%   17.34%        -          -
 ..................................................................................
Total Equity Market Index Fund       9.45       -        -     18.57%   1/30/98
 ..................................................................................
Extended Equity Market Index Fund   20.37       -        -     18.42    1/30/98

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


INVESTMENT SERVICES AND INFORMATION


KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.


ACCOUNT SERVICES

Checking Available on most fixed-income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options  Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R)and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **


INVESTMENT INFORMATION

Combined Statement  Overview of all your accounts with T. Rowe Price.

Shareholder Reports  Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update  Quarterly review of all T. Rowe Price fund results.

Insights  Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

** Based on a July 2000 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------
STOCK FUNDS
 ..............................
Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery*
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
 ..............................

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS+
 ..............................

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
 ..............................

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
 ..............................

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

*  Closed to new investors.
+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including fees and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

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T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
--------------------------------------------------------------------------------

ADVISORY SERVICES, RETIREMENT RESOURCES


T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

ADVISORY SERVICES
T. Rowe Price Retirement Income ManagerSM helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

RETIREMENT RESOURCES AT T. ROWE PRICE
Traditional, Roth, and Rollover IRAs
SEP-IRA and SIMPLE IRA
Profit Sharing
Money Purchase Pension
"Paired" Plans (Money Purchase
  Pension and Profit Sharing Plans)
401(k) and 403(b)
457 Deferred Compensation

Planning and Informational Guides
Minimum Required Distributions Guide
Retirement Planning Kit
Retirees Financial Guide
Tax Considerations for Investors

Insights Reports
The Challenge of Preparing for Retirement
Financial Planning After Retirement
The Roth IRA: A Review

Software Packages
T. Rowe Price Retirement Planning AnalyzerTM CD-ROM or diskette $19.95. To order, please call 1-800-541-5760. Also available on the Internet for $9.95.

T. Rowe Price Variable Annuity AnalyzerTM CD-ROM or diskette, free. To order, please call 1-800-469-5304.

T. Rowe Price Immediate Variable Annuity (Income Account)

Investment Kits
We will be happy to send you one of our easy-to-follow investment kits when you are ready to invest in any T. Rowe Price retirement vehicle, including IRAs, qualified plans, small-business plans, or our no-load variable annuities.

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
For fund and account information                 Walk-In Investor Centers: For
or to conduct transactions,                      directions, call 1-800-225-5132
24 hours, 7 days a week                          or visit our Web site.
By touch-tone telephone
Tele*Access 1-800-638-2587                       Baltimore Area
By Account Access on the Internet                Downtown
www.troweprice.com/access                        101 East Lombard Street
                                                 Owings Mills
For assistance                                   Three Financial Center
with your existing                               4515 Painters Mill Road
fund account, call:
Shareholder Service Center                       Boston Area
1-800-225-5132                                   386 Washington Street
                                                 Wellesley
To open a brokerage account
or obtain information, call:                     Colorado Springs
1-800-638-5660                                   4410 ArrowsWest Drive

Internet address:                                Los Angeles Area
www.troweprice.com                               Warner Center
                                                 21800 Oxnard Street, Suite 270
Plan Account Lines for retirement                Woodland Hills
plan participants:
The appropriate 800 number appears               Tampa
on your retirement account statement.            4200 West Cypress Street
                                                 10th Floor
T. Rowe Price Associates
100 East Pratt Street                            Washington, D.C.
Baltimore, Maryland  21202                       900 17th Street N.W.
                                                 Farragut Square
This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.



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T. Rowe Price Investment Services, Inc., Distributor.       C50-051  6/30/00